UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of Report - date of earliest event reported) September 27, 2013

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Alberta, Canada	001-34759	98-0533758
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4801 Gaillardia Pkwy, Ste 325	73142
(Address of Principal Executive Offices)	(Zip Code)

(405) 242-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2013, Equal Energy Ltd. issued a press release announcing a change to conversion price for its outstanding 6.75% Convertible Debentures due March 31, 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated September 27, 2013: Equal Energy Announces Change to Convertible Debenture Conversion Price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2013

EQUAL ENERGY LTD.

By:	/s/ Scott Smalling
Name: Scott Smalling Title: Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated September 27, 2013: Equal Energy Announces Change to Convertible Debenture Conversion Price.